Exhibit 10.57

OEM PROCESSING AGREEMENT

Contract No.:JKMSD2010-O-001

This OEM PROCESSING AGREEMENT (this “Agreement”), is entered into as of [Feb. 8th, 2010] (the “Effective Date”):

Party A:        [ONE SUN (HOLDINGS CO., LTD.]

One is organized according to the registration local laws and legal existent, the address is (3905 Two Exchange Square, 8 Connaught Place, Central, Hong Kong),

And: Senergy Corporation (Shanghai) Co., Ltd.

Party B:        [JINKO SOLAR CO., LTD.],

which is organized according to the registration local laws and legal existent, the address is (No. 1 Jinko Road, Shangrao Economic Development Zone Jiangxi Province, China) (Called PARTY A and PARTY B each as “One PARTY” separately and both as “Two Parties”).

Preface

PARTY B is engaged in the business of designing, manufacturing and selling, and has obtained TUV Certificates for its products. Whereas, PARTY A intentionally consigns PARTY B for the commission, and PARTY B agrees with it. According to the agreement terms and conditions, OEM Processing should be followed as defined in article 2.1; and, ONE SUN (HOLDINGS) CO., LTD. may transfer partially its rights to Senergy Corporation (Shanghai) Co., Ltd for the purpose of handling transactions with the other Party in P.R. China).

Therefore, the two parties agree to accord to the content in the agreement as below, which is the legal agreement as follows:

Article I Definitions

Definitions

“Affiliates” shall mean a person (including both natural person and legal person, incorporated or not) that directly or indirectly, is controlled by, controlling, or is under common control with a PARTY.

“Agreement” shall mean this OEM Processing Agreement and all attachments in the parts. “OEM Product” shall mean solar photovoltaic module, with its specifications see the attachment A.

“OEM Brand” shall mean the brand, trademark, logo, symbol, label or any other marks under which the OEM Product shall be manufactured and delivered.

“TÜV Certification” shall mean product safety certification issued by Technischer Überwachungs-Verein (Technical Inspection Association) based in Germany.

Authorization

Party A is entitled to sell the OEM Product all around the world except Israel with a non-exclusive, non-assignable and non-transferable right authorized by Party B.

Use Range

The co-certifications are only applicable for the OEM Product by Party B. If Party A uses the co-certifications by other products, Party B is entitled to ask the TUV organization to cancel Party A’s co-certifications.

Article II OEM PROCESSING

2.1	OEM Processing.

Part A consigns the commission to the OEM product to PARTY B, and PARTY B agrees to manufacture the OEM Product upon the terms and conditions of this Agreement (the “OEM Processing”).

2.2	OEM Brand.

PARTY A and PARTY B both agree that the OEM Product shall be manufactured under the OEM Brand. Party A hereby grants to PARTY B a non-exclusive, non-transfer, royalty-free license to use the OEM Brand, and Party A shall promptly provide samples, specifications and/or instructions for the use of the OEM Brand to PARTY B.

2.3	Processing Standards.

PARTY B shall manufacture the OEM Product in accordance with its standard manufacturing specifications unless otherwise requested by Party A. In the event Party A requests special manufacturing specifications for the OEM Product, Party A shall provide PARTY B with a written request for special manufacturing specifications, including a bill of materials (“BOM”) as well as quality control standards within fifteen (15) days from the effective Date. The special manufacturing specifications shall be subject to PARTY B’s acceptance and shall come into effect only upon written confirmation by PARTY B.

2.4	OEM Product Certification.

Party A desires to obtain co-license of PARTY B’s TÜV Certificate for the OEM Product and shall make the appropriate applications at its own expense. PARTY B shall assist Party A in the applications by providing OEM Product samples or other documentation at Party A’s written request. Party A shall inform PARTY B, in writing, of all developments and occurrences in the application process and the result thereof in a timely manner. PARTY B shall not be required to identify the OEM Product as TÜV certified until PARTY B is in receipt of written proof of such co-license for the relevant OEM Product.

The co-license of TÜV Certification shall be effective during the Term of this Agreement and shall terminate upon termination of this Agreement. PARTY B has the sole and exclusive power and authorization to monitor and ensure compliance with relevant rules of [TÜV Certification], and may suspend or terminate OEM Product’s [TÜV Certification co-license] if Party A fails to remediate any breach of relevant rules upon PARTY B’s request. If PARTY B terminates OEM Product’s TÜV Certification co-license due to Party A’s breach, Party A shall reimburse certification assistance fee to PARTY B in addition to damages. If Party A terminates OEM Product’s TÜV Certification co-license due to Party B’s breach, PARTY B shall reimburse certification assistance fee to Party A in addition to damages.

As soon as PARTY B obtains additional certified solar panels (NEW PRODUCTS), Party A will be entitled to apply for such OEM certifications and promote the NEW OEM PRODUCT in such related territories.

The total cost of co-certifications is borne by Party A.

2.5	Product

PARTY B will prepare the OEM Products based on the Purchase Order from Party A, to be agreed by both PARTIES in written. PARTY B shall make its best efforts to supply the OEM Product according to Party A’s request. The OEM Products shall be selected among the following:

****-cell Module made with ****×**** mm Multi-crystalline Solar cells with rated power between **** Wp and **** Wp with the following data sheet:

•	Power tolerance: ****%

•	Maximum system voltage: DC **** Voltage

****-cell Module made with ****×****mm Mono-crystalline Solar cells with rated power between **** Wp and **** Wp with the following data sheet:

•	Power tolerance: ****%

•	Maximum system voltage: DC **** Voltage.

****-cell Module made with ****×****mm Mono-crystalline Solar cells with rated power between **** Wp and **** Wp with the following data sheet:

•	Power tolerance: ****%

•	Maximum system voltage: DC **** or **** Voltage

Meanwhile, PARTY B shall give the possibility to Party A to extend its OEM Products to the full available line of certified Solar Panels Products.

2.6	Raw Materials.

PARTY B is solely responsible for the sourcing of all raw materials and any other supplies for the manufacturing of the OEM Product. Each BOM for the OEM Product shall be made and provided solely by PARTY B in accordance with the column “Primary BOM” of the table adjacent to this paragraph. No amendment to such BOM shall be made unless agreed upon by both Parties and permitted by relevant certification authorities if applicable. In the event Party A requests special manufacturing specifications and BOM for the OEM Product and a particular material is, or becomes unavailable, PARTY B may, upon written confirmation from Party A, source and use a reasonable substitute material, firstly as indicated in the “Secondary BOM” columns of the table adjacent to this paragraph. The contents of a BOM shall be treated as Confidential Information in accordance with this agreement, and may not be disclosed by Party A in any event, except required by court order or by stock exchange authorities.

****	Confidential material omitted and filed separately with the Commission.

Material name	Primary BOM	Secondary BOM
Solar cell	****	****	****	****
Glass	****	****
Backsheet	****	****	****
EVA	****	****
Frame	****
Silicon gel	****
Junction Box	****
Junction Box Connectors	****
Others	****

If Party A needs to have any new material application to TUV in the co-license, Party A should inform Party B in 3 working days advanced by written form and once Party B confirmed and passed the TUV certification, it could be listed in appendix of this agreement.

ARTICLE III QUANTITY, UNIT PRICE AND ORDER

3.1	Quantity

Party A warrants that, Party A placed orders should be as set out below during the term of this agreement, with an aggregate amount of no less than 10 MW in 2010. If Party A fails meeting such quantity requirement, PARTY B may terminate this agreement immediately.

Item	Q1	Q2	Q3	Q4	2011	2012
JKM-****mono	€****FOB Shanghai	TBD	TBD	TBD	TBD	TBD
JKM-****W mono	€****FOB Shanghai	TBD	TBD	TBD	TBD	TBD
JKM-****multi	€****FOB Shanghai	TBD	TBD	TBD	TBD	TBD
Minimum Qty	****MW	****MW	****MW	****MW	****MW	****MW
Optional	****MW	****MW	****MW	****MW
Total	****MW	****MW	****MW	****MW

Above price is FOB Shanghai basement, in the term of CIF, the cost for transportation and insurance is Euro ****/W.

3.2	Unit Price

The unit price of the OEM Product shall be negotiated quarterly.

In addition:

1)	Both parties agree that if the Product’s market price has fluctuated by +/-3% between the first day of the quarter and the actual day, both parties could renegotiate the quarterly Product’s selling price;

****	Confidential material omitted and filed separately with the Commission.

2)	If, based on the currency exchange rate convertor www.xe.com, the exchange rate Euro to Chinese Yuan varies by more or less +/-3% based on the exchange rate at the contract signature date for the first quarter price, or the exchange rate at the first day of each quarter, and for more than 5 consecutive days, both Parties agree to renegotiate the price during the quarter.

3.3	Order

All orders for the OEM Products shall be in writing, specifying the quantity of the OEM Product and the expected delivery date, and forwarded to PARTY B at least [15] days prior to the requested delivery date. All orders shall be subject to acceptance by PARTY B and shall be subject exclusively to this agreement. This agreement shall not be modified or supplemented by any communication, order, or other document from Party A or PARTY B unless such communication is in writing, identified as an amendment to this agreement, and subsequently accepted in writing by the other PARTY.

All the order quantity should be according to the forecast quarterly when both Parties negotiate the price for coming quarter. If there is additional quantity beyond the forecast, Party A should inform Party B in 30 days advance and it should be confirmed by Party B in written form.

ARTICLE IV DELIVERY, INSPECTION AND TITLE

4.1	Delivery

PARTY B shall notify Party A of each order to be delivered in advance (the “Delivery Notice”) and deliver the OEM Product to the address designated by Party A for delivery of the OEM Product, subject to Article 5.1. Party A shall make all necessary arrangements to facilitate delivery of the OEM Product. In the event that PARTY B is unable to deliver the OEM Product by the confirmed delivery date, PARTY B shall inform Party A of such delay within 10 days prior to the expected delivery date and the Parties shall use their reasonable efforts to reschedule the delivery.

Within a maximum period of 45 days after delivery, Party A shall check the type and quantity of the OEM Product delivered and sign the confirmation letter of receipt in the form attached as attachment A (“Delivery Confirmation Letter”), the date of which shall be the “Delivery Date”. After execution of the Delivery Confirmation Letter, PARTY B shall be deemed to have discharged all obligations under the order so delivered except for warranties contained in Article 8.3.

4.2	Inspection

PARTY B shall enable Party A to inspect the production of the OEM Product to Party A’s designated employees and allow access and inspection to the production workshops of PARTY B to be used for the production of the OEM Product. Party A shall have access to quality data of raw material, ingots, wafers cells and solar panels related to the OEM Product. PARTY B shall maintain high quality standards of manufacturing process and high quality of products to be produced for the OEM, and shall perform 100% testing of raw materials, solar cells and solar modules at the end of production of each item, and provide flash report. Upon execution of the Delivery Confirmation Letter, Party A shall inspect the delivered OEM Product immediately for any physical or apparent damage. Party A shall notify PARTY B in writing of any physical or apparent damage or possible technical or operational damaged to the OEM Product that renders the OEM Product non-functional within 5 business days of the Delivery Date; otherwise, Party A shall be deemed to have inspected and found the delivered OEM Product free of any damage.

4.3	Title and Risk of Loss.

Any risk of loss, of the delivered OEM Product shall pass from PARTY B to Party A upon execution of the Delivery Confirmation Letter. However, the title of such Product shall transfer to Party A after the full payment has been paid.

Article V Payment

5.1	Terms of Payment

(1)	**** % of each order shall be paid as advance payment by T/T within ****working days from each Purchase Order Date, and the balance shall be paid by D/P at sight.

5.2	[ACCOUNT DETAILS] :

Bank Name :	BANK OF CHINA, SHANGRAO BRANCH

Address :	43 SHENGLI ROAD, SHANGRAO, JIANGXI PROVINCE, CHINA

SWIFT :	BKCHCNBJ550

BENEFICIARY’s Name :	JINKO SOLAR CO., LTD.

BENEFICIARY’s Address :	“NO.1 Jinko Road, Shangrao Economic Development Zone, Jiangxi Province, CHINA”

BENEFICIARY’s A/C:	739153091438094038

Article VI TERM AND TERMINATION

6.1	Term.

The term of this Agreement (the “Term”) shall be 3 years from the Effective Date. [This Agreement shall automatically renew for successive 1 year periods unless either PARTY provides written notice to the other PARTY sixty (60) days prior to the expiration of this Agreement of its intent not to renew this Agreement.]

6.2	Termination.

Either PARTY shall have the right to terminate this Agreement if the other PARTY breaches or fails to comply with any material terms hereof and fails to correct such breach or lack of compliance within thirty (30) days after receipt of written notice of such breach or failure from the first PARTY.

Either PARTY may immediately terminate this Agreement by giving written notice of such termination to the other PARTY on the occurrence of the following events:

a.	The other PARTY making any voluntary petition in bankruptcy or any petition for similar relief;

b.	The making of any involuntary petition in bankruptcy or any petition for similar relief against the other PARTY;

****	Confidential material omitted and filed separately with the Commission.

c.	The appointment of a receiver or liquidator for the other PARTY’s property;

d.	The making of an assignment by the other PARTY for the benefit of its creditors or the acknowledgment by the other PARTY that is unable to meet its obligations on the maturity thereof; or

e.	An execution of a judgment or a writ for seizure of property against the property of the other PARTY shall have been made and remain unsatisfied for more than thirty (30) days.

Within 30 days upon written notification by one PARTY to the OTHER PARTY for above reason.

6.3	Obligations after Termination.

Upon termination of the Agreement:

a.	The obligations set out in Articles 8, 9 and 10 shall survive; and

b.	The obligation of Party A to pay in full for any outstanding payment due shall survive.

c.	The obligations of PARTY B to provide the OEM Product ordered and to be delivered shall survive.

Article VII EXCLUSIVITY

7.1	Exclusivity.

During the Term of this Agreement, Party A agrees to engage PARTY B for the manufacture and processing of the OEM Product indicated in Term 2.5 on an exclusive basis provided that PARTY B can deliver the OEM Product upon Party A’s Purchase Orders.

Throughout the duration of this Agreement and within a period of 24 months after the termination of this Agreement, Party B shall act in good faith towards Party A. Unless Party A’s prior and written agreement is obtained, Party B shall not initiate solicitation contact in any way to the customers of PARTY A (“the Customers”) and all the sales made to the Customers shall be conducted through Party B. However, the Principal may pay visit to the Customers for the purpose of, including but without limitation, maintaining a good relationship with the end-user. If Party A fails to fulfill its obligations under this section, Party A shall inform Party B in written form and give Party B 3 working days to make the internal investigation. Once it is confirmed that the complaint is true. Party B should take action to explain to the Customers back to Party A. In case the action does not work, PARTY B shall pay a penalty equal to 20% of the Sales contract total amount signed between Party B and the Customer(s) of PARTY A. However, if PARTY A agrees in written that PARTY B enters into a contract directly with PARTY A’s customers, PARTY A shall be entitled to receive a commission equals to **** euro cent (EUROS ****) per each watt sold by PARTY B to PARTY A’s customers. Such Commission shall be paid by T/T within 15 days upon the payment in full by PARTY A’s customer to PARTY B.

Party A should offer the existing customer list to Party B as soon as the agreement is signed and sealed.

****	Confidential material omitted and filed separately with the Commission.

Article VIII REPRESENTATIONS AND WARRANTIES

8.1	Representations

Each PARTY represents and warrants to the other PARTY B’s of the Effective Date of this Agreement that:

a.	such PARTY is duly incorporated and validly existing under the laws of its jurisdiction of incorporation;

b.	such PARTY has full legal right, power and authority to carry on its present business, to own its properties and assets, to execute and deliver this agreement and to perform its obligations hereunder;

c.	such PARTY has taken all corporate and legal action required to be taken by such PARTY to authorize the execution and delivery of this agreement and the performance of its obligations hereunder;

d.	this agreement constitutes the legal, valid and binding obligation of such PARTY, enforceable against such PARTY in accordance with its terms; and

e.	the execution, delivery and performance of this Agreement (i) will not violate any applicable law, (ii) will not conflict with the organizational documents of such PARTY B and (iii) will not conflict with or result in the breach of any provision of any agreement or instrument to which such PARTY is a PARTY of by which its or any of its properties or assets is bound.

8.2	Party A Warranties.

Party A warrants that:

a.	it has the right, license or authority to grant PARTY B the license to use the OEM Brand on the OEM Product; and

b.	it shall indemnify, defend and hold harmless of PARTY B and its affiliates, officers, directors, agents and employees, from and against any claim based upon any acts or omissions of Party A, its employees or agents including, without limitation, any infringement of patent, trademark, copyright or other intellectual property right of a third PARTY by the OEM Brand.

8.3	PARTY B Warranties

PARTY B provides the following warranties only to the OEM Product that uses BOM of PARTY B as approved by relevant certification and does not provide any warranty to the OEM Product that uses BOM of Party A:

a.	Each delivery of the OEM Product shall have a physical damage rate of less than 1% at the time of delivery. Nevertheless, PARTY B shall be responsible for the replacement or repair of such defective Products. However, PARTY B shall not be responsible for any physical damage caused by improper transportation and installation by Party A. Upon timely notice of any excess of the physical damage rate pursuant to Article 4.2, Party A shall return the excess damaged OEM Products to PARTY B and PARTY B shall replace them with new OEM Products within a reasonable time.

b.	The OEM Product will maintain 90% of the minimal rated power output set forth in Exhibit A within ten (10) years of the Delivery Date, and will maintain 80% of the minimal rated power output within twenty-five (25) years of the Delivery Date. PARTY B’s obligations under this limited warranty are limited to replacing or repairing any of the OEM Product which shall within the warranty periods be returned to PARTY B, transportation charges prepaid, and which are, after examination, disclosed to be defective by failing to meet the warranted power output rate, such defect not being due to misuse, neglect, improper installation, repair, alteration or accident. If an OEM Product is determined to be out of warranty or not defective, PARTY B will advise Party A and offer to repair the OEM Product at standard out-of-warranty rates.

c.	PARTY B shall deliver the OEM PRODUCT with the Primary BOM indicated in this agreement. In case of shortage of components or for some specific reason, PARTY B may modify the BOM only after written confirmation from Party A. In case the BOM differs from the Primary BOM indicated in this agreement and PARTY A has not been notified in written, PARTY B shall be deemed responsible for consequential loss, damage and prejudice caused to PARTY A and shall compensate PARTY A for such loss.

d.	PARTY B shall indemnify, defend and hold harmless Party A and its affiliates, officers, directors, agents and employees, from and against any claim based upon any acts or omissions of PARTY B, its employees or agents including, without limitation, any infringement of patent, trademark, copyright or other intellectual property right of a third PARTY by the OEM Brand.

8.4	Limitations and Exclusions.

The warranties provided in article 8.3 are personal to Party A and are limited warranties. They are only warranties made by party B to Party A. PARTY B makes no other warranty, express or implied and all warranties of merchant ability and fitness for any particular purpose are expressly excluded.

ARTICLE IX BREACH LIABILITY

Party A shall be responsible for any loss arising from its failure upon timely receipt of the OEM Product by Party B at Shanghai sea port.

Party B shall be responsible for any loss arising from its failure upon timely receipt of the OEM Product by Party A at Shanghai sea port.

Unless otherwise provided for under this Agreement, provided that Party A delays in making payment, and if the delay exceeds 30 days, Party A shall be deemed as unable to pay, and Party B shall have the right to terminate the Agreement immediately.

Party A warrants that it fully holds the Intellectual Property right of any OEM Brand provided to Party B.

Article X CONFIDENTIALITY

10.1	Definition.

Since January 18th, 2010, and during the Term of this agreement, each PARTY may disclose (the “Disclosing PARTY”) to the other PARTY (the “Receiving PARTY”) information in connection with this Agreement and performance by the Parties of this Agreement, including without limitation technical data, trade secrets, plans for products or services, customer or supplier lists, marketing plans, strategies and tactics, software, financial documents or data, inventions, processes (business, technical or other), technology, designs, or any other information, in whatever form, which is maintained by the Disclosing PARTY Bs confidential and designated in writing as confidential, proprietary or marked with words of the like at the time of or within a reasonable time from disclosure to the Receiving PARTY (“Confidential Information”).

10.2	Exclusions and Exceptions.

a.	Notwithstanding the foregoing Article 9.1, the Receiving PARTY will have no obligation under this agreement with respect to any Confidential Information disclosed to it which: (i) the receiving PARTY can demonstrate was already rightfully known to it at the time of its receipt hereunder; (ii) is or becomes generally available to the public other than by means of the Receiving PARTY’s breach of its obligations under this agreement; (iii) is independently obtained from a third PARTY whose disclosure violated no duty of confidentiality; or (iv) is independently developed by or on behalf of the Receiving PARTY without use of or reliance on any Confidential Information furnished to it under this agreement, and such independent development can be reasonably evidenced by the Receiving PARTY. (☐) is required by court order or by stock exchange authorities.

b.	the Receiving PARTY may disclose Confidential Information pursuant to applicable law or regulation or by operation of law, provided that the Receiving PARTY may disclose only such information as is legally required, and provided further that the Receiving PARTY will provide a reasonable written notice to the Disclosing PARTY of such requirement and a reasonable opportunity for the Disclosing PARTY to seek protective measures.

10.3	Confidentiality Obligations.

a.	Party A shall use PARTY B’s Confidential Information solely to fulfill its obligations under this Agreement, and, except as otherwise provided herein, all PARTY B’s Confidential Information will remain at all times the sole and exclusive property of PARTY B.

b.	The receiving PARTY shall hold the Confidential Information in strict confidence and shall not make any disclosure of the Confidential Information (including methods or concepts utilized in the Confidential Information) to anyone without the express written consent of the disclosing PARTY, except to the Receiving PARTY’s affiliates, employees or agents to whom disclosure is necessary to the performance of this Agreement. Each such affiliate, employee, or agent must be informed that such person is required to maintain the confidentiality of the Confidential Information and is restricted to use the Confidential Information only for the performance of this agreement.

c.	Each PARTY shall use the same degree of care as it uses to maintain the confidentiality of its own confidential information, which in no event shall be less than reasonable care.

ARTICLE XI OTHERS

11.1	Governing Law.

This agreement shall be governed by and construed in accordance with Law of the Hong Kong. Any controversy, dispute or claim whatsoever arising out of or in connection with this Agreement or the breach thereof shall be referred to and finally resolved by arbitration in Hong Kong under the rules of Hong Kong International Arbitration Center (HKIAC), which rules are deemed to be incorporated by reference into this clause.

11.2	Assignment.

Neither PARTY may assign or transfer all or any part of its rights or obligations under this agreement without the prior consent of the other PARTY.

11.3	Notice.

All notices to be given pursuant to this agreement shall be in writing and may be given either (i) in person (including by reputable courier service or certified mail); or (ii) by facsimile or email at the following addresses:

In the case of PARTY B, to:

Company Name JINKO SOLAR CO., LTD

Address: No.1 Jinko Road, Shangrao Economic Development Zone Jiangxi Province, China

Fax Number: 021-61633885

E-mail: lj@jinkosolar.com

Consignee: Melissa lee

In the case of Party A, to:

Company Name ONE SUN (HOLDINGS) COMPANY LIMITED

Address: 1388 North Shaanxi Road, Silver Centre, Room 707, 200060 Shanghai, P.R. China

Fax Number: +86-21-6149-8185

E-mail: info@one-sun.com

Consignee: Ms Jessica Xu

In the case of Party A, to:

Company Name Senergy Corporation (Shanghai) Co., Ltd

Address: 1388 North Shaanxi Road, Silver Centre, Room 707, 200060 Shanghai, P.R. China

Fax Number: +86-21-6149-8185

E-mail: info@one-sun.com

Consignee: Ms. Jessica Xu

or to any other address or fax number/email address as a PARTY may designate for itself from time to time by notice given in accordance with this Article 10.4.

11.4	Entire Agreement.

This agreement constitutes the entire agreement between the Parties concerning the subject matter hereof and supersedes all prior agreements and understandings, whether verbal, written or otherwise between the Parties concerning the subject matter hereof.

11.5	Severability of Provisions.

If any provision of this Agreement is held to be invalid, illegal or incapable of being enforced by any law or public policy, all other terms and provisions of this Agreement shall nevertheless remain in full force and effect. The Parties shall use their respective best efforts to agree upon the minimum changes necessary so as most closely to achieve the initial intention of the Parties whilst ensuring that the Agreement shall comply with such law or public policy.

11.6	No Waiver.

No failure to exercise or delay in exercising any right or remedy by a PARTY under this Agreement or as may be available by law (i) shall operate as a waiver thereof by such PARTY, or (ii) shall preclude such PARTY from exercising any right or remedy under this agreement in any future similar circumstances.

11.7	Force Majeure.

Neither PARTY shall be liable for any failure to perform or delay in performance of its obligations hereunder (except for the payment of money) caused by circumstances beyond its reasonable control or which make performance commercially impractical, including, but not limited to, fire, storm, flood, earthquake, explosion, accident, acts of a public enemy or rebellion, insurrection, riot, civil commotion, strikes or other labor disputes (including those affecting third parties), sabotage, epidemic, quarantine or any agency thereof, governmental or judicial action and any other such external circumstances. In the event of such delay, delivery dates shall be appropriately adjusted.

11.8	Amendment.

No amendment of the terms of this agreement shall be binding unless:

a.	prior written consent has been obtained from the other PARTY; and

b.	is made in writing dated subsequent to the Effective Date of this agreement and duly executed by both Parties to this agreement.

11.9	Language.

This agreement is executed in both English and Chinese. In the case that there is any discrepancy between the two versions, the English version shall prevail.

In witness whereof, each PARTY has caused this agreement to be executed by its duly authorized representatives as of the date and year first above written.

[COMPANY NAME]	[COMPANY NAME]
ONE SUN (HOLDINGS) CO., LTD	JINKO SOLAR CO., LTD

By: /s/ ONE SUN (HOLDINGS) CO., LTD	By: /s/ JINKO SOLAR CO., LTD

Name: ONE SUN (HOLDINGS) CO., LTD	Name: JINKO SOLAR CO., LTD

Title:	Title:

Attachment A Form of Delivery Confirmation Letter

To:

Reference is hereby made to the OEM Processing Agreement dated as of [DATE] between [COMPANY NAME]              (“PARTY B”) and [COMPANY NAME] (the “PARTY A”) and the order for [QUANTITY] of OEM Product (as defined in the OEM Processing Agreement) dated [DATE].

Party A hereby confirms that:

1.	on [DATE], PARTY B delivered [QUANTITY] of OEM Product to Party A at the address nominated by Party A; and

2.	the delivered OEM Product conforms in type and quantity to the order dated [DATE].

Signed on the [     date        ]

By Name Title:

[ONE SUN (HOLDING CO.,LTD]

Sign & Seal

And

[DATE]

[JINKO SOLAR CO.,LTD]

Sign & Seal

[DATE]

Appendix B - Inspection Standard

Category	Detection Category	Judgment Standard	Inspection Equipment
Raw Material	Silicon material used for production of monocrystalline and multicrystalline ingots

1. Polycrystalline silicon from Wacker, Hemlock, OCI, REC, Tokuyama, MEMC, M. Setek, KCC, Mitsubishi, solar grade prime product: allowed

2. Semiconductor-grade tops and tails, pot scrap, clean wafers with P-type>**** and N-type>**** allowed

3. Solar grade tops and tails, pot scrap from Jinko own production with P-type>**** allowed

4. Chinese polycrystalline silicon not allowed

5. Polycrystalline from manufacturers other than named above is not allowed

6. UMG polycrystalline silicon is not allowed

7. Other materials not allowed

Visual Inspection and Standard testing equipments

After giving written notice to Party B and be confirmed by Party B, Party A shall be allowed to send people to Party B’s workshops for on site inspection.

Solar grade ingots	Monocrystalline and Multicrystalline ingots used for wafer slicing	P-type **** ohm.cm Lifetime: >2us (after passivation) Oxygen concentration: <**** atoms/cm3 Carbon concentration: <**** atoms/cm3 Dislocation Density: <**** ea/cm2	Standard Testing Equipments After giving written notice to Party B and be confirmed by Party B, Party A shall be allowed to send people to Party B’s workshops for on site inspection.

Solar grade wafers	Monocrystalline and Multicrystalline wafers used for solar cells production

TTV < **** um

BOW < **** um

Warp < **** Chips and Edge defects:

Length <**** mm

Depth <**** mm

Less than **** places

Saw mark: as sawn and clean, depth <**** um

Crack, pinhole, unclusion, V-type chip: not visible allowed

Surface: no stain or any other chemical or organic residue

Standard Testing Equipments. After giving written notice to Party B and be confirmed by Party B, Party A shall be allowed to send people to Party B’s workshops for on site inspection.

Solar grade cells ( If Jinko’s)	Monocrystalline and Multicrystalline solar cells used for solar module production	Front: silver bus bar Back: Silver/aluminum bus bars Sorting: strictly by efficiency and defects	Standard Testing Equipments

Solar Panel	Frame	Damage on surface of the frame: not allowed	Measuring tape
Broken on anodic oxidation: not allowed Layer of the frame: not allowed
		Frame assembling (offset of the front side of the module between the length side and short side): á **** mm	Steel tape
		Frame assembling (offset of the back side of the module between the length side and short side): á **** mm	Steel tape
		Frame assembling (offset of the lateral side of the module between the length side and short side): á **** mm	Steel tape
		Frame dimension: ±2mm tolerance is allowed on the length and short side frame ±3mm tolerance is allowed on the diagonal	Measuring tape 8 locations shall be measured: - 2 measurements on the length side frame - 2 measurements on the short side frame - 3 measurements on the diagonal
		Gap between frames: á 0.3mm	cork gauge
Contamination on the frame: not allowed

****	Confidential material omitted and filed separately with the Commission.

	Lamination		EVA Bubbles Delamination: Number of bubbles out of the cell area: <**** Area of each bubble: **** mm2;
No breakage allowed on the back sheet
Elongated Glass Bubble: not allowed
No breakage allowed on the coating of the glass
Contamination on the TPT: not allowed
Contamination on the glass surface: not allowed
		Impurity: Soldering tin	>**** negative contacts: not allowed Tin clinker >**** mm2: not allowed	Steel tape
		Impurity: Breakage	Breakage on the thicker contact of the cell >**** : not allowed
			V type: depth > **** mm: not allowed	Steel tape
			U type: depth > **** mm: not allowed Thinner contact breakage depth of the breakage >**** mm: not allowed	Steel tape
contamination and scratch on the cell, finger print: not allowed
Oxidized cell contact: not allowed X-Rays tests showing defects on the solar cells (black-spots): not allowed
Thinner cell contact length > **** mm: not allowed
Outgoing wire of the interconnect tabs must be sealed

	Junction Box		Typing errors on junction boxes, cables, plugs and cables fixed is not allowed

The outgoing wire of the interconnect tabs must be sealed

	Label		On Back Sheet: Bubbles, tilt, creases of labels: not allowed

On Packaging Box: Tilt is not allowed

	BOM		Only BOM as per contract is allowed

Packaging			Breakage is not allowed

Pallet	Pallet to support solar panels		Height of the Pallet forklift mouth > **** mm Area of the pallet surface shall be larger than the packaging

Container	Container to load solar panels		Solar modules are not allowed to load if there are leakage and breakage in the container. Pictures should be taken before shipping as well as record of the container number and lock number.

**** Confidential material omitted and filed separately with the Commission.